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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2001


                                META Group, Inc.
             (Exact name of registrant as specified in its charter)


                  Delaware                                0-27280
     -----------------------------------         --------------------------
      (State or other jurisdiction of             (Commission file number)
      incorporation)

                                   06-0971675
                                   ----------
                        (IRS Employer Identification No.)

            208 Harbor Drive, Stamford, Connecticut      06912-0061
            ---------------------------------------      ----------
            (Address of principal executive office)      (Zip Code)

                                 (203) 973-6700
                                 --------------
              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)

                          ----------------------------


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ITEM 5. OTHER EVENTS

On September 13, 2001, the Registrant announced that it appointed Mike B. Levine, 45, to president effective September 11, 2001, as more fully described in the Registrant's press release dated September 13, 2001, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99.1    Press release of META Group, Inc. dated September 13, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         META Group, Inc.

Date: September 25, 2001                 BY: /s/ Dale Kutnick
                                         ------------------------------------
                                         Chairman of the Board of
                                         Directors, Chief Executive Officer
                                         and Co-Research Director














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